EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of MacroChem Corporation (the "Company"), does hereby certify that to the undersigned's knowledge:

     1) the Company's Quarterly Report on Form 10-Q for the period ended
        March 31, 2006 as filed with the Securities and Exchange Commission (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Company's Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/  Robert J. DeLuccia
                                    -------------------------------------
                                    Robert J. DeLuccia
                                    President and Chief Executive Officer

Dated:    May 15, 2006
          -----------------


A signed original of this written statement required by Section 906 has been provided to MacroChem Corporation and will be retained by MacroChem Corporation and furnished to the Securities and Exchange Commission or its staff upon request.
















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